Asset Under Development	6 Months Ended
Jun. 30, 2021
Extractive Industries [Abstract]
Assets Under Development	ASSET UNDER DEVELOPMENT

(in thousands of $)	June 30, 2021	December 31, 2020
Opening asset under development balance	658,247	434,248
Additions	152,886	283,927
Transfer from vessels and equipment, net	—	77,172
Transfer from other non-current assets	—	16,213
Interest costs capitalized	20,323	34,296
Disposal of LNG Croatia	—	(187,609)
Closing asset under development balance	831,456	658,247

Gimi conversion

In February 2019, we entered into an agreement with BP for the employment of a FLNG unit, the Gimi, after conversion for 20-years. In April 2019, we completed the sale of 30% of the total issued ordinary share capital of Gimi MS to First FLNG Holdings. In October 2020, we had confirmed a revised project schedule with BP which extended the target connection date by 11 months to 2023. Except for the target connection date, the terms of the LOA remain unchanged. The conversion cost including financing cost is approximately $1.5 billion of which $700 million is funded by the Gimi facility (note 16).

As at June 30, 2021, the estimated timing of the outstanding payments in connection with the Gimi conversion are as follows:

(in thousands of $)
Period ending December 31,
2021 (1)	114,492
2022	265,831
2023	277,336
2024	58,792
716,451
(1) For the six months ending December 31, 2021